SUN CAPITAL ADVISERS TRUST

SC Dreman Small Cap Value Fund &
SC Goldman Sachs Mid Cap Value Fund

Supplement dated February 26, 2010
to the Initial and Service Class Prospectuses, each dated May 1, 2009

1)  SC Dreman Small Cap Value Fund

Effective as of May 1, 2010, RiverSource Investments, LLC will replace Dreman Value Management, L.L.C. as subadviser to the SC Dreman Small Cap Value Fund (the “Fund”).  To reflect this change, on May 1, 2010, the name of the Fund will change to SC Columbia Small Cap Value Fund and the relevant sections of the Fund’s Initial Class and Service Class share prospectuses and Statement of Additional Information will be updated.  The investment goal and investment strategy of the Fund will not change.

2)  SC Goldman Sachs Mid Cap Value Fund

The following replaces the portfolio manager information for SC Goldman Sachs Mid Cap Value Fund under “About the Portfolio Managers” on page 62 in the Initial Class Prospectus and page 61 in the Service Class Prospectus, effective immediately:

Manager
Fund	Fund Manager(s)	since	Positions during past five years

SC Goldman Sachs Mid Cap Value Fund (Managed using a team-based approach. Mr. Alford, Ms. Domotorffy and Mr. Fallon share	Andrew Alford, PhD	2008
Managing Director.  Joined the Quantitative Investment Strategies (“QIS”) group as a researcher in 1998 and has since taken on portfolio management responsibilities for the group’s long-only and long/short products.

oversight responsibility for the computer optimized portfolio management process.)	Katinka Domotorffy, CFA	2009	Managing Director. CIO and Head of QIS (since 2009). Joined QIS in 1998 and was most recently head of strategy, senior portfolio manager and researcher for the global macro/fixed income teams.
	William J. Fallon, PhD	2010	Managing Director. Co-CIO of QIS Alpha Strategies and Head of Research. Joined QIS in 1998.